32. OTHER INFORMATION	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
OTHER INFORMATION
32.	OTHER INFORMATION

(a)	Agreements entered into by the Company, TmarPart, and Pharol related to the cash investments made in Rio Forte commercial papers

On June 30, 2014, the Company was informed, through a market notice disclosed by Pharol, of the investment made by PTIF and PT Portugal (both, collectively, “Oi Subsidiaries”), companies contributed by Pharol to Oi in the Company’s capital increase in May 2014, in a commercial paper of Rio Forte Investments S.A. (“Securities” and “Rio Forte”, respectively), a company part of the Portuguese group Espírito Santo (“GES”), when both PTIF and PT Portugal were Pharol subsidiaries.

In light of the default of the securities by Rio Forte, on September 8, 2014, after obtaining the proper corporate approvals, the Company, the Oi Subsidiaries, TmarPart, and Pharol entered into definitive agreements related to the investments made in the Securities. The agreements provided for (i) an exchange (the “Exchange”) through which Oi Subsidiaries transferred the Securities to Pharol in exchange for preferred and common shares of the Company held by Pharol, as well as (ii) the assignment by Oi Subsidiaries of a call option on the Company shares to the benefit of PT (“Call Option”).

On March 31, 2015, the Company published a Material Fact Notice on the completion of the Exchange.

The Option became vested with the completion of the Exchange, beginning March 31, 2015, exercisable at any time, over a six-year period, and the number of shares covered by the Option was decreased at each March 31st.

By March 31, 2021, Pharol had not exercised the Option, in whole or in part, on the Shares Subject to the Option, and as a result, as from this date the Option was forfeited and Pharol is no longer able to exercise the Option on any portion of the Shares Subject to the Option.

(b)	Operation: Mapa da Mina

On December 10, 2019, the Brazilian Federal Police launched the 69th phase of Operation: Lava Jato (Car Wash), named “Operation: Mapa da Mina” (Mine Plan) (Criminal Search and Seizure Order No. 5024872-64.2018.4.04.7000/PR - 13th Federal Criminal Court of Curitiba), one of the main targets of which was Fábio da Silva, son of former president Luiz Inácio Lula da Silva. The investigation, which has neither the Company nor any of its current officers as defendants, is based on a suspected transfer of several companies to Gamecorp and Grupo Gol, in exchange for alleged benefits from the Federal Government. As a result of such investigation, Company buildings in the States of São Paulo and Rio de Janeiro, and in Brasília were searched and documented were seized. Since then, the Company has cooperated with the investigations by making all the clarifications and delivering all the documents requested. On March 12, 2020, the 4th Region Federal Court granted an habeas corpus (Habeas Corpus No. 5052647-8.2019.4.04.000/PR) was granted, requiring that the records of said Operation be sent to the São Paulo Judiciary Section, after concluding that there was no connection between the facts reported in the investigation and those verified in Operation: “Lava Jato”. On December 7, 2020, the 10th Criminal Court of São Paulo declined on its jurisdiction to process the case and required that the court records be sent to one of the Rio de Janeiro, RJ Judiciary Subsection.

Because of this decision, the defense attorneys of the individuals involved have filed requests for reconsideration and a strict appeal so that the investigation remains under the jurisdiction of the 10th Federal Court of São Paulo.

Among the initiatives undertaken, the Company engaged an independent external auditor to conduct a forensic investigation to cover all the allegations made in the case record and created a Multidisciplinary Committee consisting of members from different departments, such as the legal, compliance, internal audit and accounting department, to determine the main procedures to be performed, and set a schedule of relevant activities in response to the allegations of said investigation involving the Company and its subsidiaries. In this regard, the Multidisciplinary Committee determined the following procedures: (i) retain a renowned, specialized law firm, independent from the Company and its subsidiaries, to conduct an internal investigation on the allegations made in the Federal Public Prosecution Office (MPF) and the Brazilian Federal Police (PF) investigations; (ii) request an assessment by the outside legal counsel of the results of said internal investigation to be conducted by the specialized law firm, if applicable; (iii) request an assessment by the outside legal counsel of possible legal and regulatory impacts in Brazil and in the United States, regarding all allegations made in the investigation, considering the applicable anticorruption legislation and/or illegal activities; (iv) request an assessment by the compliance department to determine whether any material weaknesses in the internal control environment existing at the time covered by the investigations still persist in the current Company governance and internal control scenario; (v) conduct periodic meetings to follow up on the status of the assessments to be carried out; and (vi) submit of the results of all assessments to be carried out to the members of the Audit, Risk and Controls Committee (“CARC”), which reports to the Company’s Board of Directors. In this context, the specialized law firm completed its internal independent investigation in February 2020, based on interviews, information, and documentation submitted by the Company’s management and taking into consideration the constraints imposed by the time period covered by said investigation (2003-2019), and did not identify any indications of illegalities committed by the Company linked to the allegations made by the MPF and the PF in the “Operation: Mine Plan” investigation. This internal use report was extensively discussed and presented to the members of the Multidisciplinary Committee, as well as to the members of the CARC.

(c)	Potential effects of the COVID-19 pandemic

On January 31, 2020, the World Health Organization announced that COVID-19 was a global health emergency and in March the World Health Organization categorized COVID-19 as a pandemic that has caused death and the imposition of measures that have caused unprecedented social and economic impacts in Brazil and the world.

The Company understands the key role of telecommunications for society, is complying with the health and safety recommendations issued by the authorities, and has been monitoring the situation and how it unfolds and its possible impacts. For this reason, since March 2020, the Company has maintained a multidisciplinary crisis response team focused on ensuring the continuity of its operation and services to customers, the health of its employees, and monitoring actions to fight the impacts of the pandemic.

The main measures adopted by the Company include:

·	home office: approximately 84% of the workforce is working remotely and have been able to perform their duties without any interruption;
·	safe fieldwork: employees whose activities are not compatible with the home office work, such as outside service technicians (classified by the authorities as an essential workers), follow health and preventive protocols, including the use of PPE (personal protection equipment), tests, and the timely isolation of any suspected or confirmed cases;
·	focus on the client: the Company has instituted some transitional measures to assist its customers during the pandemic, for example, providing deferrals of payment deadlines upon request of its customers and, in some cases, entering into payment plans with some of its customers under which it will forbear the collection of interest and late charges, as applicable;
·	stock coverage: we maintain regular communications with our suppliers and service providers in order to ensure timely delivery of inputs and equipment and prevent disruptions in our logistics and supply chain;
·	strengthening the network: the Company responded quickly to the increased demand for telecom services and activated new circuits in its backbone infrastructure that did not suffer any significant decline even with the increase in traffic.

From March to May 2020, local and regional authorities promoted and implemented social distancing and lockdown measures and issued decrees limiting noncore business operations, which resulted in the shutdown of the Company’s retail stores and distribution channels of its mobile service, impacting, for example, revenue from prepaid recharges. In contrast, there has been a significant increase in demand for our broadband services, specifically FTTH services, from both residential and B2B customers.

Beginning June 2020, many states and municipalities began the process of gradually reopening and easing restrictive measures. Thus, the Company resumed the activities of its own stores, pursuant to all established protocols, even though the situations in each location will continue to be monitored in case of any change.

Even though the scenario is adverse and there are still uncertainties regarding the duration and effects of the pandemic, including new pandemic “waves” with an increase in the number of confirmed cases, to date we have no records of material deviations in our operations and results and have preventively maintained all mitigation actions already adopted. In addition, the Company has intensified and maintains the digitalization of processes, sales and services, telemarketing and teleagent channels, which has allowed a rapid and growing recovery and resumption of pre-COVID levels, so that as in September 2020, the indicators point to levels of relative normality or within the expected levels for the period, while continuing to be monitored.

(d)	Capital increase in subsidiary

The Extraordinary Shareholders’ Meeting of indirect subsidiary BrT Multimídia held on June 8, 2020 approved its capital increase in the amount of R$822,673,091.98, without the issuance of new shares, which was fully subscribed and paid in by Oi Móvel, also an indirect subsidiary of the Company, through the assignment of net assets comprised of (i) property, plant and equipment and intangible assets of Oi Móvel, the Fiber-to-the-Home (“FTTH”) class; (ii) part of the usage and consumption supplies acquired for use in the expansion of FTTH; and (iii) the balance of dividends payable.

Subsequently, at the Extraordinary Shareholders’ Meeting of BrT Multimídia held on October 13, 2020, a new capital increase was approved, totaling R$1,673,412,964.45, through the issuance, by BrT Multimídia, of 52,700 registered common shares without par value, of which R$173,485,677.43 was allocated to the issued capital line item and R$1,499,927,287.02 was allocated to the recognition of a capital reserve. Oi Móvel subscribed all of the shares issued in connection with the aforementioned capital increase, which were paid in through the contribution of FTTH fiber assets, recorded as property, plant and equipment and intangible assets of Oi Móvel, to the assets of BrT Multimídia.

In addition, at the Extraordinary Shareholders’ Meeting of BrT Multimídia held on December 30, 2020, the capitalization of an Advance for Future Capital Increase (“AFAC”) amounting to R$700,000,000.00, which had been granted by Oi Móvel to BrT Multimídia, was approved. As a result of this capital increase, BrT Multimídia issued 212,640 registered common shares without par value, which were fully subscribed and paid in by Oi Móvel through the capitalization of the granted AFAC.

(e)	Corporate restructuring to form the UPI Towers

On July 1, 2020, Telemar merged its direct subsidiary Dommo Empreendimentos Imobiliários Ltda. (“Dommo”), which was wound up and was succeeded by Telemar for all intents and purposes. Since all Dommo’s shares were held by Telemar, the merger had no impact on Telemar’s issued capital, there was no capital increase or capital reduction, and no new shares were issued.

Later, on August 3, 2020, the subsidiary of Telemar, Caliteia RJ Infraestrutura e Redes de Telecomunicações S.A. (“Caliteia”), promoted an increase in its capital stock, amounting approximately R$35 million, which was subscribed and paid in by Telemar and Oi Móvel, through the transfer to Caliteia of outdoor and indoor telecommunications towers, as well as contractual rights and obligations related to its operations.

The merger of Dommo and the capital increase of Caliteia are in line with the Company’s Strategic Plan and the draft Amendment to the JRP and are stages of the corporate and equity restructuring process of the Oi Companies described in the JRP, aimed at optimizing their operations, assets and liabilities and, more specifically, the formation of the UPI Towers.

(f)	Corporate restructuring to form the UPI Datacenter

On September 1, 2020, Brasil Telecom Comunicação Multimídia S.A. (“BrT Multimídia”) was partially spun off and the spun-off portion of BrT Multimídia was merged with and into by Drammen RJ Infraestrutura e Redes de Telecomunicações S.A. (“Drammen”). As a result of this spin-off, BrT Multimedia’s capital stock was reduced by twenty-nine million, ninety-five thousand, one hundred forty-seven Brazilian reais and fifty-seven cents (R$29,095,147.57), without the cancellation of shares, to one billion, one hundred thirty-nine million, eight hundred twenty-three thousand, nine hundred forty-four Brazilian reais and forty-one cents (R$1,139,823,944.41) from one billion, one hundred sixty-eight million, nine hundred nineteen thousand, ninety-one Brazilian reais and ninety-eight cents (R$1,168,919,091.98), divided into three hundred forty-six thousand, two hundred forty-six (346,246) registered common shares, without par value.

Likewise, as a result of the merger of the spun-off portion of BrT Multimedia with and into Drammen, the share capital of Drammen was increased by twenty-nine million, ninety-five thousand, one hundred and forty-seven Brazilian reais and fifty-seven cents (R$29,095,147.57), with the issuance of twenty-nine million, ninety-five thousand, one hundred and forty-seven (29,095,147) registered common shares, without par value, and capital was increased to two thousand and one hundred Brazilian reais (R$2,100.00), divided into two thousand and one hundred (2,100) registered common shares, to twenty-nine million, ninety-seven thousand, two hundred and forty-seven Brazilian reais and fifty-seven cents (R$29,097,247.57), divided into twenty-nine million, ninety-seven thousand, two hundred and forty-seven (29,097,247) registered common shares, all without par value.

The partial spin-off of BrT Multimídia and the merger of the spun-off portion with and into Drammen are in line with the Company’s Strategic Plan and the Amendment to the JRP and are stages of the corporate and equity restructuring process of the Oi Companies described in the JRP, aimed at optimizing their operations, assets and liabilities and, more specifically, the formation of the UPI Datacenter.

(g)	Resignation Incentive Plan

In a notice to the market issued on October 9, 2020, the Company informed its shareholders and the market in general the launch of a Resignation Incentive Plan, the purpose of which was to reduce around 2,000 jobs, which could represent up to 15% of its headcount.

Employees who joined the Resignation Incentive Plan were entitled to special severance conditions which include severance pay based on the length of service at the company and extension of benefits such as health plan, dental plan, and life insurance, among other special benefits.

The Resignation Incentive Plan was the result of the evolution of the business model caused by the implementation of the Oi’s Strategic Plan and the natural need for readjustments to organizational structures, in line with the Amendment to the Company’s Judicial Reorganization Plan, ratified by a decision awarded by the Court of the 7th Corporate Court of the Rio de Janeiro State Court of Justice on October 5, 2020 and issued on October 8, 2020.

As already widely disclosed by the Company, Oi’s Strategic Plan focuses on the wide dissemination of fiber optics in Brazil, as a key component of all landline and mobile telecommunications services, aiming at transforming the Company into the largest telecommunications infrastructure provider in the country.

As a result, the Company incurred expenses totaling R$85 million in the fourth quarter of 2020.

(h)	Impacts of the Amendment to the JRP (Note 1)

As a result of the approval of the Amendment to the JRP, now approved and confirmed as detailed in Note 1, it is worth noting the Amendment to the JRP and the related accounting impacts, within the scope of the Amendment to the JRP:

·	The coordinated divestment plan of UPI Mobile Assets, UPI InfraCo, UPI TVCo, UPI Towers, and UPI Datacenter

The assets and liabilities related to the UPI Mobile Assets, UPI InfraCo, UPI TVCo, UPI Towers, and UPI Datacenter are classified as held for sale since their carrying amounts are being recovered primarily through sale transactions rather than through continuous use. The Company considers that the sale of these assets is highly probable, considering how the divestment plan of these assets is unfolding. The group of assets and liabilities of the UPIs are stated at the lower of carrying amounts and fair values less selling expenses.

The operations related to the UPI Mobile Assets, the UPI InfraCo, the UPI TVCo and the UPI Datacenter are classified as discontinued operations as they represent a strategic shift in the Company’s operations and are an integral part of coordinated divestment plan. The Company considers that the operations of UPI Towers do not represent a separate line of business and the revenues and expenses associated with these assets are presented under the full consolidation method in the statement of profit or loss.

The impacts of applying IFRS 5 are disclosed in Note 31 (a). In the consolidated balance sheet as at December 31, 2020, R$20,625,007 was reclassified to held-for-sale assets and R$9,152,947 was reclassified to liabilities associated with held-for-sale assets, and the amounts R$519,372, R$866,453 and R$1,395,929 in profit from discontinued operations were reclassified in consolidated profit or loss for the years ended December 31, 2020, 2019 and 2018, respectively.

·	Adjustments to the payment terms and conditions of the prepetition creditors and also mechanisms that would allow or require the Company to pay certain claims subject to the Plan within a term shorter than the term provided for in the ratified Plan

(a)	Labor Claims

The Amendment to the JRP also prescribes that labor creditors whose claims had not been fully settled by the date of the New GCM would have their claims up to a total of R$50,000 paid within 30 days of ratification of the Amendment to the JRP, provided that said labor claims (i) were listed in the trustee’s list of creditors; (ii) were the subject of a final and unappealable court decision that terminated the underlying lawsuit and ratified the amount due to the related creditor; or (iii) in the case of creditors entitled to recover lawyers’ fee, a decision was rendered in the event of claim qualification or challenge filed by the date of the New GCM, provided that they elect this form of payment.

In 2020, the Company made payments provided for in the Amendment to the JRP totaling R$7,322 to labor creditors (Class I) in the context of the Judicial Reorganization.

(b)	Collateralized claims

The Amendment to the JRP prescribes that, in the event of the disposal of the UPI Mobile Assets, part of the funds to be paid by the winning bidder of the related bidding process and the buyer of the UPI Mobile Assets will, at the risk and expense of the Debtors and using the Debtors’ full instructions on the amount due to each Creditor with collateralized claims and the related data for payment, directly assigned by the buyer to the Creditors with collateralized claims for the prepayment of 100.0% of the remaining amount of Collateralized Claims (as defined in the Amendment to the JRP).

At the end of 2020, the implementation of the Amendment did not have any accounting impact since it depends on the realization of the sale of the UPI Mobile Assets.

(c)	Regulatory agencies’ claims

In light of the Amendment to the JRP, approved at the CGM held on September 8, 2020 and ratified by a court decision issued on October 5, 2020, the claims of Regulatory Agencies will be paid as provided for by Law 13,988. This law allows the negotiation of all amounts established under Noncompliance Investigation Proceedings (PADOS) registered as enforceable debt, payable in 84 installments, after a 50% discount on the consolidated claim limited to the principal, a six-month grace period, and with the possible use of judicial deposits made as guarantee of the processed claims, fully transferable to ANATEL for the early settlement of as many initial installments as possible to be paid with the total amount of the deposits.

After the confirmation of the Amendment to the JRP, in the last quarter of 2020, ANATEL and the Company executed the Transaction Agreement, in accordance with the provisions of Law 13,988. The Company recognized the payables to Regulatory Agency ANATEL according to the requirements of IFRS 9, equivalent to the present value on the date of execution of the Transaction Agreement, calculated based on an internal valuation that took into consideration the cash flows, of seven-year term (84 installments), and assumptions related to the discount rates, obtained according to the market conditions, estimated with the Company’s intrinsic risk spread (Note 18).

By December 31, 2020, with the implementation of the Amendment to the JPR, the amount of judicial deposits transferred to ANATEL totaled R$199,827.

(d)	Unsecured Claims, listed in Class III

Straight-line payment option

Pursuant to the Amendment to the JRP, Class III Unsecured Creditors (as defined in the Plan), with claims of up to R$3,000 that have not yet been fully settled by the date of the New GCM and that have filed a claim qualification or challenge by the date of the New GCM, may elect to receive the full claim, via the on-line platform to be made available by the Oi Group www.credor.oi.com.br within 45 days after the New GCM. The option to receive R$3,000 may be exercised, within the same term, by the Class III Unsecured Creditors with claims higher than R$3,000 provided that (i) the claims had not yet been fully paid by the date of the New GCM; (ii) they had already filed a claim qualification or challenge by the date of the New GCM; and (iii) at the time the option is exercised, such creditors granted the Debtors, on the same platform, a receipt of full payment of their claims.

The Amendment to the JRP prescribes that the payment of the related claims is made through a deposit, in Brazilian legal tender, in a bank account in Brazil to be indicated by the corresponding Class III Unsecured Creditors, within no more than ninety (90) calendar days beginning on (a) the date of the Court Ratification of the Amendment to the JRP; or (b) the issue date of the final decision that, in the event the claim in not claimed or is disputed, determined the inclusion of their related Unsecured Claims in the General List of Creditors.

In 2020, the Company made payments provided for in the Amendment to the JRP totaling R$12,018 to unsecured creditors (Class III) in the context of the Judicial Reorganization.

Repurchase Obligation in Liquidity Events

The Amendment to the JRP includes an amendment to Clause 5.2 of the Original Plan to provide for the obligation of prepayment at a discount, by the Debtors, of the Unsecured Creditors that have elected Restructuring Options I or II, pursuant to Clauses 4.3.1.2 or 4.3.1.3 of the Original Plan, respectively, also when there is one or more Liquidity Events (as defined in the Amendment to the JRP) in the first five years from the court ratification of the JRP. Accordingly, the Amendment to the JRP establishes that the Oi Group shall allocate 100.0% of the Net Revenue from Liquidity Events (as defined in the Amendment to the JRP) exceeding R$6.5 billion to, in up to the payment rounds, anticipate the payment of the claims held by the Unsecured Creditors provide for in said Clause, at a discount of fifty-five percent (55%) on the related Total Balance of the Unsecured Claims, as described in Clause 5.4 of the Amendment to the JRP.

In 2020, the implementation of the Amendment to the JPR had no accounting impact on the consolidated financial statements. A borrowing and financing financial liability is derecognized when the debt is extinct or there is a substantial changes in the contractual terms. Under the terms and conditions of the Amendment to the JRP, there is the obligation to prepay the claims of class II and III creditors at discount if one or more liquidity events occur (Note 1). Such prepayment obligations do not meet the liability derecognition or substantial change in the contractual terms criteria since they depend on the compliance with certain conditions precedent provided for by the Plan and which are beyond of the Company’s control.

Reverse Auction

The Amendment to the JRP allows the Debtors, at any time, during the five-year period after the ratification of the Amendment to the JRP, to hold one or more prepayment rounds to the Unsecured Creditors that offer the highest discount rate of their claims in each round held (“Reverse Auction”). In each Reverse Auction, the winning bidder shall be the Unsecured Creditors that successively offer the lowest amount novated unsecured claims under the terms of the Plan in each round, under the terms provided for in Clause 4.7.1 of the Amendment to the JRP.

The specific terms of each Reverse Auction, including the rules, the net present value (NPV) of the future payment flows of the related unsecured claims, as provided for in the Plan, to be taken into consideration, which cannot be lower than one hundred percent (100%) of the NPV of the related unsecured claims at any Reverse Auction, and the maximum amount of the related unsecured claims to be paid by the Debtors, including possible restrictions, will be detailed in the related notice to be disclosed prior to the Reverse Auction, at www.recjud.com.br, and subsequently sent to the interested Unsecured Creditors that complete their registration, as provided for in Clause 4.7.4 of the Amendment to the JRP.

The accounting impacts of the Reverse Auction will only be recognized on the date on which the auction event occurs.

Bank guarantees

The Amendment to the JRP allows the Debtors to seek in the market a credit limit for hiring bank guarantees to be provided to the Unsecured Creditors. Clause 5.6.6 and following of the Amendment to the JRP provides for the possibility of the Unsecured Creditors to offer bank guarantee lines to the benefit of the Debtors, within the limit of their restructured claims, to be drawn on the condition that the Debtors reduce their exposure under guarantee in relation to the position as at December 31, 2017, while guaranteeing the reduction of the prepayment discount from 55% to 50%, to be applied at each Exercise Round of the Purchase Obligation, to volumes equivalent to those offered in new guarantee lines, as provided for in the Plan.

The accounting impacts will only be recognized on the date the events occur since they depend on future events that are beyond the Company’s control.

(e)	Unsecured Claims of Small Businesses, listed in Class IV

Pursuant to the Amendment to the JRP, Small Businesses with Unsecured Claims listed in Class IV (as defined in the Plan), with claims of up to R$150,000 that have not yet been fully settled by the date of the New AGC and that have filed have filed a claim qualification or challenge by the date of the New GCM, may elect to receive the full claim, via the on-line platform to be made available by the Oi Group at www.credor.oi.com.br, within 45 days after the New GCM. The option to receive R$150,000 may be exercised, within the same term, by the Small Businesses with Unsecured Claims listed in Class IV with claims higher than R$150,000 provided that (i) the claims have not yet been fully paid by the date of the New GCM; (ii) they have already filed a claim qualification or challenge by the date of the New GCM; and (iii) at the time the option is exercised, such creditors grant the Debtors, on the same platform, a receipt of full payment of their claims.

The Amendment to the JRP prescribes that the payment of the related claims to be made through a deposit, in Brazilian legal tender, in a bank account in Brazil to be indicated by the corresponding Unsecured Small Business Creditor, within no more than ninety (90) calendar days beginning on (a) the date of the Court Ratification of the Amendment to the JRP; or (b) the issue date of the final decision that, in the event the claim in not claimed or is disputed, determined the inclusion of their related Unsecured Small Business Claims in the General List of Creditors.

In 2020, the Company made payments provided for in the Amendment to the JRP totaling R$5,259 to small businesses with unsecured claims (Class IV) in the context of the Judicial Reorganization.